Exhibit 10.1
SUPPLEMENTAL PROVISIONS FOR
IXIA
EMPLOYEE STOCK PURCHASE PLAN
     The following supplemental provisions (the “Supplemental Provisions”) have been adopted by the Board of Directors of Ixia, effective as of April 14, 2006, in accordance with the provisions of Ixia’s Employee Stock Purchase Plan (the “Plan”). These Supplemental Provisions modify, supplement and supersede certain terms of the Plan as set forth in the Plan document itself. In the event of any conflict between the terms of the Plan and the terms of these Supplemental Provisions, the terms of these Supplemental Provisions shall be controlling.
     1. Subscription Agreement. An eligible employee may become a participant in the Plan by completing and submitting during the applicable enrollment period a “Subscription Agreement” in the form attached to these Supplemental Provisions as Attachment A.
     2. Termination of Plan Participation.
          (a) A participant may terminate his or her participation in and withdraw from the Plan by completing and submitting, by the specified administrative deadline prior to the end of a six-month Purchase Period, a “Payroll Deduction Authorization Change or Withdrawal” in the form attached to these Supplemental Provisions as Attachment B.
          (b) Any such termination and withdrawal from the Plan may be made effective (i) immediately, in which case all withheld amounts will be refunded to the participant, or (ii) as of the first day of the next six-month Purchase Period, in which case withheld amounts will be applied to the purchase of shares at the end of the Purchase Period in which the election is made and any excess funds not so applied will be refunded to the participant following the purchase.
          (c) A participant may not submit a Subscription Agreement for enrollment in a new Offering Period until the termination of his or her participation in an existing Offering Period has become effective. The foregoing limitation shall not affect a participant’s automatic re-enrollment (without the submission of a new Subscription Agreement) in a new Offering Period following the expiration of an existing Offering Period.
     3. Increase or Decrease of Payroll Deductions. A participant may change the rate of his or her payroll deductions under the Plan only as follows:
          (a) To Decrease Payroll Deduction Rate for Future Six-Month Purchase Period or Future New 24-Month Offering Period: A participant may decrease the rate of payroll deductions for a future six-month Purchase Period within an existing 24-month Offering Period or for a future new 24-month Offering Period only by completing and submitting, by the specified administrative deadline prior to the commencement of such future Purchase Period or Offering Period, a “Payroll Deduction Authorization Change or Withdrawal” in the form attached to these Supplemental Provisions as Attachment B.

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          (b) To Increase Payroll Deduction Rate for Future 24-Month Offering Period: A participant may increase the rate of payroll deductions for a future new 24-month Offering Period only by completing and submitting, by the specified administrative deadline prior to the commencement of such Offering Period, a “Payroll Deduction Authorization Change or Withdrawal” in the form attached to these Supplemental Provisions as Attachment B. An election to increase the rate of payroll deductions may be made for new Offering Periods that will begin for any reason, including new Offering Periods that will begin as a result of (i) enrollment in a new Offering Period following the end of the final six-month Purchase Period in an existing Offering Period or (ii) an employee’s voluntary election to withdraw from a current Offering Period and to enroll in a new Offering Period.
          (c) A participant may not increase the rate of payroll deductions for a future Purchase Period within an existing Offering Period. In order for such a participant to increase the rate of payroll deductions prior to a future new 24-month Offering Period that follows the expiration of his or her existing Offering Period, the participant must terminate his or her participation in the existing Offering Period and then enroll in a new Offering Period, subject to the limitations set forth in Section 2 above.
     4. No Automatic Transfer to Lower Price Offering Period. Notwithstanding anything to the contrary in Section 23 of the Plan, effective as of the date of these Supplemental Provisions and commencing with the Offering Period beginning on May 1, 2006, participants in an Offering Period (an “Original Offering Period”) will not prior to the expiration of the Original Offering Period be automatically withdrawn from the Original Offering Period and automatically re-enrolled in the immediately following Offering Period (a “Lower Price Offering Period”) if the Fair Market Value of the Common Stock on an Exercise Date in the Original Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of the Original Offering Period. A participant may enroll in such an anticipated Lower Price Offering Period only by, on or before the specified administrative deadline prior to the commencement of the anticipated Lower Price Offering Period: (i) terminating his or her participation in the Original Offering Period by completing and submitting a “Payroll Deduction Authorization Change or Withdrawal” in the form attached to these Supplemental Provisions as Attachment B and without purchasing shares at the end of the six-month Purchase Period then in effect and (ii) timely completing and submitting for the anticipated Lower Price Offering Period a new “Subscription Agreement” in the form attached to these Supplemental Provisions as Attachment A.
     5. Offering Period Commencing November 1, 2005. Notwithstanding anything herein to the contrary, these Supplemental Provisions shall not apply to participants in the 24-Month Offering Period that commenced on November 1, 2005 (the “November 2005 Offering Period”). These Supplemental Provisions will, however, apply to any new Offering Periods in which such participants become enrolled, whether (i) as a result of the expiration of the November 2005 Offering Period on October 31, 2007 or (ii) the earlier termination of the November 2005 Offering Period as a result of automatic re-enrollment in a “Lower Price Offering Period” under Section 23 of the Plan.
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ATTACHMENT A

IXIA
EMPLOYEE STOCK PURCHASE PLAN
FORM OF
SUBSCRIPTION AGREEMENT
Instructions: Please print or type all information except your signature.

Name:

	First	Middle	Last

Address:

Social Security No.:
ORIGINAL APPLICATION
1.	I hereby elect to participate in the Ixia Employee Stock Purchase Plan, as supplemented by the Supplemental Provisions effective as of April 14, 2006 (as supplemented, the “Plan”), in accordance with this Subscription Agreement and subject to the terms and conditions of the Plan.
2.	I hereby authorize Ixia to make regular payroll deductions, at the rate indicated below and in accordance with the terms of the Plan, from the total Compensation (as defined in the Plan) including overtime, bonuses, commissions and other earnings, if any, paid to me during each Offering Period during which I remain a participant in the Plan:

(circle one)	1% 2% 3% 4% 5% 6% 7% 8% 9%
10% 11% 12% 13% 14% 15% of compensation
3.	I understand that payroll deductions at the indicated rate will continue from Offering Period to Offering Period (and from Purchase Period to Purchase Period within an Offering Period) unless I become ineligible to participate in the Plan or unless I file a “Payroll Deduction Authorization Change or Withdrawal” form.
4.	I understand that the deducted amounts will be applied automatically to the purchase of shares of Ixia Common Stock at the end of each six-month Purchase Period during an Offering Period unless I elect to cancel my option and withdraw from the Plan by filing a “Payroll Deduction Authorization Change or Withdrawal” by the specified administrative deadline prior to the end of a Purchase Period.
5.	I hereby acknowledge that I have received and read a copy of Ixia’s most recent Prospectus describing the terms and provisions of the Plan and understand the information therein and the risks of participating in the Plan.

6.	Shares purchased for me under the Plan should be issued in the name(s) of:
7.	I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.
8.	I will promptly (a) notify Ixia if I have sold, transferred, gifted or otherwise disposed of any shares purchased for me under the Plan at any time within two years after the beginning of the Offering Period in which such shares were purchased or within one year after the end of the six-month Purchase Period in which such shares were purchased and (b) provide Ixia with all requested information regarding such transaction.
9.	In the event of my death before the end of an Offering Period, I hereby designate as my beneficiary(ies) to receive all payments and shares due me under the Plan:

Name: (Please print)

	First	Middle	Last

Relationship	Address

	City	State	Zip Code

Name: (Please print)

	First	Middle	Last

Relationship	Address

	City	State	Zip Code

Date:

Signature of Employee
ELECTION NOT TO PARTICIPATE
     I hereby acknowledge receipt of a copy of Ixia’s most recent Prospectus which describes the Ixia Employee Stock Purchase Plan and elect not to participate in the Plan. I understand that my decision not to participate in the next offering under the Plan will not affect my eligibility to participate in subsequent offerings under the Plan.

Date:

Signature of Employee
(To be completed by Ixia)

Date Received:	Approved by:

ATTACHMENT B

IXIA
EMPLOYEE STOCK PURCHASE PLAN
FORM OF
PAYROLL DEDUCTION AUTHORIZATION CHANGE OR WITHDRAWAL
     I am now a participant in the Ixia Employee Stock Purchase Plan (the “Plan”) and I wish to make the change indicated below (check one):

☐	A.	Decrease in Payroll Deduction Rate for Next Purchase Period or New 24-Month Offering Period: I hereby authorize the following new rate of payroll deduction, effective as of the first payday of the next Purchase Period (such change must be filed with the Company during the enrollment period prior to the start of the Purchase Period or Offering Period with respect to which it is to be effective):

(circle one)	1% 2% 3% 4% 5% 6% 7% 8% 9%
10% 11% 12% 13% 14% 15% of compensation

☐	B.	Increase in Payroll Deduction Rate for New 24-Month Offering Period: I hereby authorize the following new rate of payroll deduction, effective as of the first payday of the next 24-month Offering Period (such change must be filed with the Company during the enrollment period prior to the start of the Offering Period with respect to which it is to be effective). IMPORTANT: Increases (but not decreases) in payroll deduction rates may only become effective upon enrollment in a new 24-month Offering Period.

(circle one)	1% 2% 3% 4% 5% 6% 7% 8% 9%
10% 11% 12% 13% 14% 15% of compensation

☐	C.	Withdrawal from Plan and Immediate Cancellation of Option: I hereby elect to cancel my participation in the Plan effective immediately and to cancel my option to purchase Ixia Common Stock under the Plan and request that all amounts withheld from me through payroll deductions relating to the canceled option be refunded to me. I understand that cancellation of my option will be effective only if this form is filed with the Company by the specified administrative deadline prior to the close of the current Purchase Period. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new Subscription Agreement with the Company during the open enrollment period prior to the start of the Offering Period with respect to which it is to be effective (including, if I so elect, the Offering Period that will commence immediately following the end of the current Purchase Period from which I am withdrawing).

☐	D.	Withdrawal from Plan without Cancellation of Option in Current Purchase Period. I hereby elect to cancel my participation in the Plan effective as of the first day of the next six-month Purchase Period. However, I request that my previously authorized payroll deductions continue through the end of the current Purchase Period and that all amounts deducted from my Compensation during the current Purchase Period be applied to the purchase of Ixia Common Stock at the end of the Purchase Period pursuant to the Plan. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new Subscription Agreement with the Company during the open enrollment period prior to the start of the Offering Period with respect to which it is to be effective. I understand that I may not submit a new Subscription Agreement for re-enrollment in the Plan until the first open enrollment period that occurs after the end of the current Purchase Period.

Date:

Signature of Employee

Print Name:

(To be completed by Ixia)

Date Received:	Approved by: